                                                                    Exhibit 10.6

                              ALLTRISTA CORPORATION

                             2001 STOCK OPTION PLAN

                 ----------------------------------------------



                                   ARTICLE I

                            ESTABLISHMENT AND PURPOSE
                            -------------------------

     The Board of Directors of Alltrista Corporation hereby establishes the Alltrista Corporation 2001 Stock Option Plan ("Plan"), effective September 24, 2001, for the purpose of granting options for the purchase of Common Shares to the Company's Executive Officers and Independent Directors. The Plan and all options granted hereunder are contingent on approval of the Plan by the Company's shareholders on or before September 23, 2002.

                                   ARTICLE II

                      DEFINITIONS AND RULES OF CONSTRUCTION
                      -------------------------------------

     Section 2.01. Definitions. Whenever used herein, capitalized terms shall
     -------------------------
have the meanings indicated below:

     (a) "Agreement" or "Option Agreement" means an agreement between an Optionee and the Company setting out the terms of an Option award.

     (b) "Board of Directors" means the Board of Directors of Alltrista Corporation, as constituted at any time.

     (c) "Code" means the Internal Revenue Code of 1986, as amended.

     (d) "Committee" means the committee consisting of two or more non-employee Directors (within the meaning of Rule 16b-3 of the 1934 Securities Exchange Act, as amended) designated by the Board of Directors to administer the Plan. (e) "Common Share" means a share of common stock of Alltrista Corporation.

     (f) "Company" means Alltrista Corporation.

     (g) "Director" means a director of the Company.

     (h) "Employee" means any individual employed by the Company, including officers and employees who are also members of the Board of Directors of the Company.

     (i) "Executive Officer" means an officer of the Company named in Section
5.02 or designated by the Board of Directors as eligible to receive an Option grant.

     (j) "Fair Market Value" means, with respect to a Common Share as of a particular time, the most recent daily closing price of a Common Share, as reported by the Consolidated Transactions Reporting System for the New York Stock Exchange. If the Common Shares are no longer listed on the New York Stock Exchange, "Fair Market Value" as of a particular time means the most recent daily closing price of a Common Share on the system or exchange over which the Common Shares are traded. If, in the judgment of the Board of Directors, events occurring after the most recent closing date and before the time of determination render the determination of Fair Market Value in accordance with the preceding provisions inappropriate, or if the Common Shares cease to be publicly traded, Fair Market Value shall be determined by the Board of Directors, in good faith, taking into account such factors affecting value as it, in its sole discretion, deems appropriate.

     (k) "Independent Director" means a Director who is not an Employee at the time of an Option grant.

     (l) "Non-Qualified Stock Option" means a stock option that does not satisfy the requirements of Code Section 422.

     (m) "Option" means a Non-Qualified Stock Option granted pursuant to the Plan.

     (n) "Optionee" means an individual who is granted an Option.

     (o) "Plan" means the Alltrista Corporation 2001 Stock Option Plan, as set forth in this document, as amended from time to time.

     Section 2.02. Rules of Construction.
     -----------------------------------

     (a) Words used herein in the masculine gender shall be construed to include the feminine gender, where appropriate, and words used herein in the singular or plural shall be construed as being in the plural or singular, where appropriate.
(b) The Plan shall be construed, enforced, and administered and the validity thereof determined in accordance with the laws of the State of Delaware.

                                  ARTICLE III

                                 ADMINISTRATION
                                 --------------

     The Plan shall be administered by the Committee in accordance with its provisions. The Committee may establish and adopt resolutions, rules, and regulations, including revisions thereto, not inconsistent with the provisions of the Plan, and construe and interpret provisions of the Plan, as it deems appropriate to make the Plan and Options effective and to provide for the administration of the Plan, and it may take such other action with regard to the Plan and Options as it deems appropriate. All such actions shall be final, conclusive, and binding on all persons, and no member of the Committee or the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

                                   ARTICLE IV

                                   ELIGIBILITY
                                   -----------

     Section 4.01. Eligibility. The only persons eligible for Options are
     -------------------------
Executive Officers and Independent Directors.

                                   ARTICLE V

                        STOCK OPTION TERMS AND CONDITIONS
                        ---------------------------------

     Section 5.01. Shares Subject to Plan. The shares subject to the Plan shall
     ------------------------------------
be Common Shares. Options for up to 650,000 Common Shares may be issued pursuant to the Plan. No Executive Officer may receive Options covering more than 400,000 shares of Common Stock in any calendar year.

     Section 5.02. Dates and Amounts of Grants of Stock Options. The following,
     ----------------------------------------------------------
and only the following, Options shall be granted pursuant to the Plan.

          (a) Martin E. Franklin, as the Company's Chairman, President, and Chief Executive Officer is granted Options to purchase 300,000 Common Shares, with a grant date of September 24, 2001.

          (b) Ian G.H. Ashken, as the Company's Secretary and Chief Financial Officer shall be granted Options to purchase 150,000 Common Shares, with a grant date of September 24, 2001.

          (c) Each Independent Director listed in Appendix A shall be granted Options to purchase 20,000 Common Shares, with a grant date of September 24, 2001.

          (d) The Board may, in its discretion, grant additional Options to any Executive Officer.

     Section 5.03. Price of Stock Options. The price of Common Shares to be
     ------------------------------------
purchased pursuant to the exercise of an Option shall be the Fair Market Value of the Common Shares at the time of the grant.

     Section 5.04. Vesting of Stock Options. Options shall vest and become
     --------------------------------------
exercisable on the earlier of (i) the first date after the grant date on which the Fair Market Value of a Common Share equals or exceeds seventeen dollars ($17.00) or (ii) the seventh anniversary of the date of grant. All vesting with respect to Options held by a particular Optionee shall cease upon such Optionee's termination of employment or service with the Company. The Options shall expire on the earlier of (i) the tenth anniversary of the date of grant or
(ii) the date that is one year after the Optionee terminates his or her employment or directorship with the Company.

Notwithstanding anything herein to the contrary, one-half of Mr Franklin's and Mr Ashken's Options, respectively, shall terminate immediately on the earlier of
(i) their voluntary resignation from service with the Company, respectively, if such resignation occurs on or before March 31, 2002, (ii) the date set forth in
Section 6.02 on account of death or (iii) the tenth anniversary of the date of grant. The remainder of Messrs. Franklin's and Ashken's Options shall expire on the earlier of (i) the date set forth in Section 6.02 on account of death or
(ii) tenth anniversary of the date of grant.

     Section 5.05. Form of Agreement. The Committee shall notify the recipient
     -------------------------------
of the grant by a written Stock Option Agreement delivered in duplicate either in person or by mail. Receipt of the Stock Option Agreement shall be acknowledged by the Optionee on the duplicate copy, and by such acknowledgment, the Optionee shall agree that in consideration of the grant of such Option, he will abide by all the terms and conditions of the Plan. The Optionee shall return the duplicate copy of the Stock Option Agreement to the Company, either by delivery in person or by first-class U.S. mail, within sixty days after the date of grant. If the Optionee fails to return the duplicate copy in the time and manner described in the preceding sentence, then, at the discretion of the Committee, the Optionee's Option may be canceled. Any inconsistencies between the Plan and the Stock Option Agreement shall be governed by the Plan.

     Section 5.06. Exercise of Options. Subject to the remaining terms of the
     ---------------------------------
Plan, each Option shall be exercisable during the term of the Option, but only to the extent that the Option has become vested and exercisable as determined pursuant to Section 5.04. Options unable to be exercised in compliance with the provisions of this Plan shall be canceled and may not be reissued.

     An Option may be exercised only by written notice to the Company, mailed or personally delivered to the attention of the Company's Secretary, signed by the Optionee (or such other person or persons as shall demonstrate to the Company his right to exercise the Option), specifying the number of Common Shares with respect to which it is being exercised, and accompanied by full payment of the option price for such Common Shares.

     Section 5.07. Payment of Purchase Price and Withholding. The purchase price
     -------------------------------------------------------
of each Common Share on the exercise of an Option shall either be paid in full in cash at the time of exercise or payment may be made in whole or in part in Common Shares valued at Fair Market Value on the exercise date, or by any other proper method approved by the Committee. A stock certificate representing the Common Shares so purchased shall be delivered promptly to the person entitled thereto.

         The Committee may, at its discretion and subject to such rules as it may adopt, permit the Optionee to elect to satisfy, in whole or in part, any withholding tax obligation that may arise in connection with the exercise of an Option by having the Company retain Common Shares or accept delivery from the Optionee of Common Shares having a Fair Market Value equal to the amount of the withholding tax to be satisfied by such retention or delivery.

     Section 5.08. Non-Transferability of Options. Each Option shall by its
     --------------------------------------------
terms be nontransferable and non-assignable by the Optionee other than by will or the laws of descent and distribution and shall be exercisable during the Optionee's lifetime only by him. Any attempt to assign, transfer, pledge, hypothecate, or otherwise dispose of any Option that is contrary to the provisions of the Plan, or to levy upon, attach, or initiate a similar proceeding upon any Option, shall be null and void. Section 5.09. Adjustment of Common Shares. In the event of any change in the Common Shares by reason of a merger, consolidation, reorganization, recapitalization, or similar transaction, or in the event of a stock split-up, spin-off, split-off, stock dividend, or distribution to shareholders (other than normal cash dividends), the Committee shall adjust the number and class of shares that may be issued under this Plan, the number and class of shares subject to outstanding Options, the exercise price applicable to outstanding Options, and the Fair Market Value of the Common Shares and other value determinations applicable to outstanding Options, including the $17 Fair Market Value trigger for exercisability, as appropriate to preserve the economic terms of the Options before the event.

     Section 5.10. Issuance of Shares and Compliance with Securities Laws. The
     --------------------------------------------------------------------
Company may postpone the issuance and delivery of certificates representing shares until (a) the admission of such shares to listing on any stock exchange on which shares of the Company of the same class are then listed and (b) the completion of such registration or other qualification of such shares under any state or federal law, rule, or regulation as the Company shall determine to be necessary or advisable, which registration or other qualification the Company shall use its best efforts to complete; provided, however, a person purchasing shares pursuant to the Plan has no right to require the Company to register the Common Shares under federal or state securities laws at any time. Any person purchasing shares pursuant to the Plan may be required to make such representations and furnish such information as may, in the opinion of counsel for the Company, be appropriate to permit the Company, in light of the existence or non-existence with respect to such shares of an effective registration under the Securities Act of 1933, as amended, or any similar state statute, to issue the shares in compliance with the provisions of those or any comparable acts.

     Section 5.11. Dissolution or Liquidation of Company. In the event of the
     ---------------------------------------------------
proposed dissolution or liquidation of the Company, or in the event of a proposed sale of substantially all of the Company's assets, each Option shall terminate as of a date to be fixed by the Board of Directors; provided, however, that no fewer than thirty days' written notice of the date so fixed shall be given to each Option holder, and each Option holder shall have the right during the period of thirty days immediately preceding such termination to exercise his Options as to all or any part of the Common Shares covered thereby to the extent that such Options are otherwise exercisable.

                                   ARTICLE VI

                             TERMINATION OF SERVICE
                             ----------------------

     Section 6.01. Termination. Except as provided in Section 5.04 (iii), the
     -------------------------
termination of Mr. Franklin's or Mr. Ashken's employment with the Company for a reason other than death shall not affect his right with respect to Options. As provided in Section 5.04 (iii), however, if Mr. Franklin or Mr. Ashken resign their employment with the Company before March 31, 2002, the terminating individual shall forfeit the right to exercise his Options with respect to one half of the Common Shares subject to the Options. If an Executive Officer other than Mr. Franklin or Mr. Ashken ceases to be an Executive Officer for a reason other than death or an Independent Director ceases to be a Director for a reason other than death, he may exercise any Options exercisable at the time his service terminates within sixty days thereafter, provided such Options are exercised within the exercise period provided by the Plan and the Stock Option Agreement in the absence of this sentence.

     Section 6.02. Death. If an Optionee dies (whether before or after
     -------------------
termination of employment) while he is entitled to exercise an Option, the person or persons to whom the Optionee's rights to the Option have passed by will or the applicable laws of descent and distribution may exercise the Option within the twelve-month period immediately following the Optionee's death; provided, however, no such Option may be exercised after any earlier expiration date specified in the Plan or the Stock Option Agreement.

                                  ARTICLE VII

                        AMENDMENT AND TERMINATION OF PLAN
                        ---------------------------------

     Section 7.01. Cancellation of Options. The Committee may cancel any
     -------------------------------------
outstanding, unexercised Option, provided the Optionee to whom such Option was granted has given his written consent thereto. Section 7.02. Amendment or Termination of Plan. The Committee may amend or terminate the Plan at any time, in its sole discretion, provided that any such termination or amendment may not adversely affect any outstanding Option without the consent of the Optionee.

                                  ARTICLE VIII

                                  MISCELLANEOUS
                                  -------------

     Section 8.01. Notices. Except as specifically set forth in the Plan, all
     ---------------------
notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered in person or sent by registered or certified mail, postage prepaid.

     Section 8.02. No Employment Rights. Nothing contained in the Plan or any
     ----------------------------------
Stock Option Agreement executed pursuant to the Plan shall confer upon the Optionee any right to continued employment by the Company or limit in any way the right of the Company to terminate his employment, with or without cause, at any time.

     Section 8.03. Successor. This Plan and the obligations hereunder shall be
     -----------------------
binding on any successor of the Company.

     Section 8.04. Effective Date and Term of the Plan. The Plan shall become
     -------------------------------------------------
effective as provided herein, and no Options shall be granted other than those specified in Section 5.02.

         The undersigned representative of the Alltrista Corporation Board of Directors affirms that the Alltrista Corporation 2001 Stock Option Plan, in the form set out above, has been adopted by the Board, effective September 24, 2001, subject to approval by the Company's shareholders as provided herein.

                                    ALLTRISTA CORPORATION



Date: September 24, 2001            By: /s/ Martin E. Franklin
                                        ----------------------------------------
                                            Title: Chairman and Chief Executive
                                                     Officer

                                   APPENDIX A
                                   ----------

                      Independent Directors Granted Options

Douglas W. Huemme
Richard L. Molen
Lynda W. Popwell
Patrick W. Rooney
David L. Swift
Robert L. Wood